Strategic Asset Management ("SAM") Conservative Growth Portfolio - Class 1 and Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2016 as amended June 30, 2016 and November 15, 2016
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2016 as supplemented on June 17, 2016, June 30, 2016, July 29, 2016, November 2, 2016, and November 15, 2016, and the Statement of Additional Information dated May 1, 2016 as supplemented on June 17, 2016, July 29, 2016, September 16, 2016, October 28, 2016, and November 15, 2016 (which may be obtained in the same manner as the Prospectus).

Objective:	The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.76%	0.76%
Total Annual Account Operating Expenses	0.99%	1.24%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Conservative Growth Portfolio - Class 1	$101	$315	$547	$1,213
SAM Conservative Growth Portfolio - Class 2	126	393	681	1,500

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Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio); however, the Account does pay such transaction costs when it buys and sells other investments. Also, an underlying fund pays transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover for the underlying fund may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 29.1% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds (“Underlying Funds”); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. If an Underlying Fund offers multiple classes of shares, the SAM Portfolios will purchase shares of the class with the lowest expense ratio at the time of purchase. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.
The Portfolio:

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Generally invests between 0% and 40% of its assets in fixed-income funds, and less than 30% in any one fixed-income fund (fixed-income funds that generally invest in fixed-income instruments such as government and government-sponsored securities and corporate bonds)

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Generally invests between 60% and 100% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 40% in any one equity fund (equity funds that generally invest in domestic and foreign equity securities) and

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Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies)

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the Underlying Funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Agency or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.
The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Fund of Funds Risk. The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

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The principal risks of investing in the Portfolio that are inherent in the Underlying Funds, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small and medium-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account’s performance from year to year. The table shows how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

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Performance reflects the performance of the predecessor fund.
Total Returns as of December 31 (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	14.61%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(19.24)%

Average Annual Total Returns
For the periods ended December 31, 2015	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Growth Portfolio - Class 1	(1.09)%	8.25%	5.85%
SAM Conservative Growth Portfolio - Class 2	(1.34)%	7.99%	5.59%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	0.48%	12.18%	7.35%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	3.25%	4.51%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(0.81)%	3.60%	3.03%
SAM Conservative Growth Blended Index (reflects no deduction for fees, expenses, or taxes)	0.41%	8.79%	6.19%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for SAM Conservative Growth Blended Index are 60% Russell 3000® Index, 20% Barclays U.S. Aggregate Bond Index and 20% MSCI EAFE Index NDTR D. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Todd A. Jablonski (since 2010), Portfolio Manager

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Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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